PREPAID ROYALTIES AND DEFERRED COSTS	12 Months Ended
Dec. 31, 2014
PREPAID ROYALTIES AND DEFERRED COSTS

7. PREPAID ROYALTIES AND DEFERRED COSTS

Due to a weaker than expected operating performance of certain games, and the expectation that the net cash flow of these games will not be sufficient to recover the carrying amount of the prepaid royalties, the Group recognized an impairment loss for prepaid royalties associated with such games of RMB0.9 million, RMB10.4 million and nil for the year ended December 31, 2012, 2013, and 2014, respectively, and an impairment loss for deferred cost of nil, RMB2.7 million and nil for the year ended December 31, 2012, 2013, and 2014, respectively. The impairment charges of prepaid royalties and deferred cost were included in cost of services in the consolidated statements of operations and comprehensive loss.